Exhibit 32.1
CERTIFICATION
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Inn of the Mountain Gods Resort and Casino (the “Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended January 31, 2009 (the “Report”) that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2009	By	/s/ Douglas Lentz
		Name:	Douglas Lentz
		Its:	Chief Operating Officer (Principal Executive Officer)

Date: March 17, 2009	By	/s/ Daniel McCue
		Name:	Daniel McCue
		Its:	Chief Financial Officer (Principal Financial Officer)

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.